Supplement dated October 20, 2015 to the Prospectus dated May 1, 2015 for the Pacific Destinations and Pacific Destinations B variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Contract Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This supplement must be preceded or accompanied by the applicable Contract Prospectus dated May 1, 2015, as supplemented. Please retain it for future reference.

All changes in this supplement will occur October 30, 2015, unless otherwise noted below.

Starting October 26, 2015, the address used for overnight delivery will change to the following:

Pacific Life Insurance Company

6750 Mercy Road, 4th Floor, RSD

Omaha, Nebraska 68106

From October 26, 2015 through November 20, 2015, any correspondence (including but not limited to subsequent Purchase Payments, applications and/or other forms, written requests, or questions) mailed, In Proper Form, to the prior overnight address (1299 Farnam Street, 6th Floor, RSD, Omaha, Nebraska 68102) will be considered received as of the day of receipt and forwarded to the new address set forth above. Beginning November 21, 2015, any correspondence mailed to the prior overnight address will be forwarded to the new overnight address set forth above and will be considered received once it arrives, In Proper Form, at the new overnight address.

The following Investment Options will be available:

AMERICAN FUNDS INSURANCE SERIES®	INVESTMENT GOAL	MANAGER
American Funds® IS Blue Chip Income and Growth FundSM Class 4	Produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
American Funds® IS Bond FundSM Class 4	Provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM
American Funds® IS Global Balanced FundSM Class 4	Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	Capital Research and Management CompanySM
American Funds® IS Global Bond FundSM Class 4	Provide you, over the long term, with a high level of total return consistent with prudent investment management.	Capital Research and Management CompanySM
American Funds® IS Global Growth and Income FundSM Class 4	Provide you with long-term growth of capital while providing current income.	Capital Research and Management CompanySM
American Funds® IS Global Small Capitalization FundSM Class 4	Provide you with long-term growth of capital.	Capital Research and Management CompanySM
American Funds® IS High-Income Bond FundSM Class 4	Provide you with a high level of current income. Its secondary investment objective is capital appreciation.	Capital Research and Management CompanySM

For more information on the new Fund portfolios, including a discussion of the investment techniques, charges and expenses, and risks associated with each portfolio’s investments, see the applicable Fund prospectus. You can obtain an applicable Fund prospectus by contacting your financial advisor or online at www.PacificLife.com.

The Subadviser for the Pacific Select Fund Small-Cap Value Portfolio will be changed to the following:

AllianceBernstein L.P.

Effective October 1, 2015, the Adviser for the Fidelity VIP FundsManager® 60% Portfolio (Service Class 2) changed to the following:

Fidelity Management & Research Co., Inc.

The second and third bullets of the Transferring Among Investment Options subsection of the OVERVIEW section and the Transfers and Market-timing Restrictions subsection of the HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED section are replaced with the following:

•	Only 2 transfers in any calendar month may involve any of the following Investment Options: American Funds IS Capital Income Builder Fund, American Funds IS Global Balanced Fund, American Funds IS Global Bond Fund, American Funds IS Global Growth Fund, American Funds IS Global Growth and Income Fund, American Funds IS Global Small Capitalization Fund, American Funds IS International Fund, American Funds IS International Growth and Income Fund, American Funds IS New World Fund, Invesco V.I. Balanced-Risk Allocation Fund, BlackRock Global Allocation V.I. Fund, GE Investments Total Return Fund, International Value Portfolio, International Small-Cap Portfolio, International Large-Cap Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, First Trust/Dow Jones Dividend & Income Allocation Portfolio, Fidelity VIP FundsManager 60% Portfolio, Lord Abbett International Core Equity Portfolio, Lord Abbett Total Return Portfolio, Franklin Mutual Global Discovery VIP Fund, or Templeton Global Bond VIP Fund.

•	Only 2 transfers into or out of each American Funds IS Asset Allocation Fund, American Funds IS Blue Chip Income and Growth Fund, American Funds IS Bond Fund, American Funds IS Growth Fund, American Funds IS Growth-Income Fund, American Funds IS High-Income Bond Fund, American Funds IS U.S. Government/AAA-Rated Securities Fund, Lord Abbett Bond Debenture Portfolio, MFS Utilities Series, or Van Eck Global Hard Assets Fund Investment Option may occur in any calendar month.

Form No.  EJSUP1015